Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Botanic Pharmaceutical Inc. (the “Registrant”) on Form 10-K for the Year ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lazar, Chief Executive Officer and president of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 12, 2021	/s/ David Lazar
David Lazar, Chief Executive Officer and President
(Principal Executive Officer), Chief Financial Officer and Principal Accounting Officer